Basis Of Presentation The Company's Activities And Consolidation Scope	12 Months Ended
Dec. 31, 2024
Basis of presentation company activities and consolidation scope [Abstract]
Disclosure of basis of presentation company activities and consolidation scope[Text Block]
1.1 BASIS OF PRESENTATION, THE COMPANY’S ACTIVITIES AND CONSOLIDATION SCOPE
1.1.1 Basis of presentation
These Ferrovial SE consolidated financial statements have been approved by the Board of Directors on February 27, 2025, and have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). There are no effects on these consolidated financial statements resulting from differences between IFRS as issued by the IASB and IFRS as endorsed by the European Union.
The consolidated financial statements include the consolidated statement of financial position, consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity, consolidated statement of cash flow and the accompanying notes (referred to collectively as the “Consolidated Financial Statements”).
For presentation of the consolidated income statement, the Group uses a classification method based on the nature of expenses, as it is more representative of the format used by management for internal reporting purposes and aid to provide reliable information to investors.
The Group’s presentation currency is the Euro, which is also the functional currency of the parent company, and unless otherwise stated amounts are presented in millions of euros.
1.1.2 Business reorganization
As described in Ferrovial SE 2023 consolidated financial statements, on February 28, 2023, Ferrovial’s Board of Directors approved the common terms of the cross-border merger of Ferrovial, S.A., the Spanish listed company and ultimate parent company of the Ferrovial Group, into its wholly-owned Dutch subsidiary Ferrovial International SE, which was finally completed on June 16, 2023. As a result of this transaction, the new parent company of the Ferrovial Group was Ferrovial SE (or "FSE"), a European public limited company ("Societas Europaea") domiciled in the Netherlands and currently listed in United States, Spain and The Netherlands.
All the information included in the different reporting periods corresponds with the historical consolidated information of Ferrovial group, without any adjustments in the value of assets and liabilities, as the combined entity is considered a continuation of the former parent company Ferrovial, S.A. The only accounting impact as a consequence of the merger was the modification of the share capital and share premium figures of the new legal parent entity. Considering this change is a reclassification among the legal share capital and share premium of the former parent entity, any difference is being included as a movement within equity reserves in 2023, the year that the merger formally took place.
1.1.3 The Group’s activities
Ferrovial Group comprises The Netherlands parent company, Ferrovial SE, and its subsidiaries and investees (hereinafter referred to as “Ferrovial”, the "Ferrovial Group", the "Group" or "FSE Group"). Its registered office is at Gustav Mahlerplein 61-63, 1082 MS, Amsterdam, The Netherlands.
Through these companies, Ferrovial is engaged in the following four business lines, which constitute its reporting segments under IFRS 8:
•Construction: Design and execution of all manner of public and private works, including most notably the construction of public infrastructures.
•Toll Roads: Development, financing and operation of toll roads.
•Airports: Development, financing and operation of airports.
•Energy: It focuses on innovative solutions for the promotion, construction and operation of energy generation and transmission infrastructures.

In January 2024 in order to boost the energy transition related business and develop new capabilities in this area more quickly and efficiently, Ferrovial approved a partial reorganization of the business divisions pursuant to which the Energy Solutions business line, which was part of the Construction Business Division in 2023, and the energy infrastructures business line, which was part of the Energy Infrastructure and Mobility Business Division in 2023, were merged. From this point onwards, the resulting Business Division is named the Energy Business Division.
See note 1.5 for Segment Activities. Additionally, more detailed description of the various areas of activity in which the consolidated Group conducts business, please consult the Group's website: www.ferrovial.com.
For the purpose of understanding these consolidated financial statements, it should be noted that part of the activity carried out by the Group’s business divisions consists of the development of infrastructure projects, primarily in the toll road and airport business lines, but also in the construction and energy activities.
In order to aid understanding the Group’s financial performance, these consolidated financial statements disclose separately the impact of projects of this nature in “fixed assets in infrastructure projects” within the long-term financial assets headings (distinguishing those to which the intangible asset model is applied from those to which the financial asset model is applied – Note 3.3) and, in particular, in the cash and cash equivalents and borrowing headings (Note 5.2).
Following competitive bidding processes, these projects are conducted through long-term contracts entered into with public authorities (“the grantor”) which grant the right to build or upgrade, operate and maintain the infrastructure. The contract is awarded to a legal entity, the concessionaire entity, whose sole purpose is the performance of the project, in which the Group has an ownership interest.
The concessionaire has to finance the construction or upgrade of the public infrastructure mainly with borrowings guaranteed by the future cash flows coming from the project term; as a result, these projects usually have cash restrictions established in the financing agreements to ensure repayment of borrowings. The shareholders also make capital contributions. Borrowings are generally secured at inception of the service concession arrangement and have no recourse to the shareholder or, in some cases, recourse to the shareholders is limited to the guarantees issued.
Once construction or upgrade is complete, the concessionaire starts to operate and maintain the infrastructure, and in return, collects tolls or regulated charges for the use of the infrastructure, or amounts paid by the grantor based on the availability for use of the related asset. These inflows allow the initial investment to be recovered. In most cases the construction and subsequent maintenance of the infrastructure is subcontracted by the concession operators to the Group’s Construction Division.
From an accounting standpoint, most of these arrangements are within the scope of IFRIC 12 application. A list of the companies regarded as infrastructure project companies is included in Appendix I.
It should also be noted that Ferrovial Group has relevant participations in equity-accounted companies managing infrastructure assets being the most relevant the following: the 43.23% ownership interest in 407 ETR, the concession operator of the 407 ETR toll road in Toronto (Canada), the 49% indirect shareholding in the company JFK NTO LLC, the concession company of the New Terminal One at the International John F. Kennedy Airport in New York; the 50% stake in AGS, which owns Aberdeen, Glasgow and Southampton airports in UK; the 19.86% ownership interest in IRB Infrastructure Developers Limited, one of India's leading infrastructure companies, listed in Bombay, and the 23.99% ownership interest acquired in IRB Infrastructure Trust (Private InvIT), an associate of IRB Infrastructure Developers Limited (Note 1.2). Details of these companies are included in Note 3.5 on investments in equity-accounted companies. It is also worth mentioning that a 19.75% ownership interest in FGP Topco Limited, which is the direct shareholder of Heathrow Airports Holdings Limited (HAH), the owner of Heathrow Airport in London (UK), has been divested on December 12, and that the remaining 5.25% stake is being recognized as a financial asset at fair value through the income statement (see note 1.1.5).
1.1.4. Assets and liabilities held for sale and discontinued operations
Assets and liabilities held for sale
At December 31, 2024 assets held for sale amount to EUR 56 million and liabilities stand at EUR 24 million, related to energy assets scheduled to be divested within 12 months, and to the 50% stake in AGS Airports Holdings Limited (AGS), the parent company owning the Aberdeen, Glasgow and Southampton Airports.
On November 13, 2024, Ferrovial announced that an agreement had been reached with Avialliance UK Limited for the sale of its entire stake in AGS (50%), and as part of the same transaction, Macquarie also agreed to sell its entire stake (50%) in AGS to the same purchaser. The completion of this transaction was subject to the obtainment of applicable regulatory approvals by the 2024 year-end and therefore the 50% ownership interest in AGS Airports Holdings Limited was reclassified to held for sale as of December 31, 2024. The ownership interest in this company remained valued at zero, due to the fact that losses generated in previous years brought equity attributable to Ferrovial below zero.
As disclosed in Note 3.6. of these consolidated financial statements, the group granted subordinated loans to AGS totaling EUR 235 million, that after the agreement reached in November, have been reclassified from long-term financial assets to short-term receivables at December 2024, as these loans are also part of the divestment transaction.
On January 28, 2025, and following satisfaction of the applicable regulatory conditions, Ferrovial and Macquarie completed the sale of the entire ownership interest in AGS for a price of GBP 900 million, of which circa GBP 450 million are Ferrovial's net proceeds, entailing a capital gain of EUR 297 million for Ferrovial, which will impact Q1 2025 results (see Note 6.11).
There were no assets and liabilities held for sale at December 31, 2023.
The following table provides a breakdown by nature of the assets and liabilities classified as held for sale as of December 2024:

(Million euro)	2024
Intangible assets	9
Property, plant and equipment	39
Other non-current assets	4
Non-current assets	52
Short-term trade and other receivables	1
Cash and cash equivalents	1
Other current assets	2
Current assets	4
TOTAL assets classified as held for sale	56

Borrowings	17
Other non-current liabilities	4
Non-current liabilities	21
Borrowings	2
Other current liabilities	1
Current liabilities	3
TOTAL liabilities classified as held for sale	24

Discontinued operations
Discontinued operations fundamentally relate to the Services Division, the divestment of which was completed in 2022, once the Infrastructure Upkeep and Maintenance business in Spain and the United Kingdom (Amey) had been sold.
During 2024 and 2023
Profit from discontinued operations amounted to EUR 14 and EUR 16 million in 2024 and 2023, respectively, and relates mainly to the indemnities and updated earn-outs associated with the disposal of the Services Business in Spain and Portugal, as well as other adjustments related to the Amey business divestment in the United Kingdom (see Note 2.8.).
Divestments executed during 2022
On January 31, 2022, the sale agreement between Ferrovial and Portobello Capital for the acquisition of the Infrastructure Upkeep and Maintenance business in Spain was completed once all the conditions precedent had been fulfilled. The total price received by Ferrovial reached EUR 175 million.
Following completion of the sale, Ferrovial acquired a stake (24.8%) in the share capital of the acquirer (Grupo Serveo) for EUR 17.5 million, the impact on the income statement being immaterial. As described below in Note 1.1.5, on June 28, 2024, Ferrovial completed the sale of this 24.78% stake in Grupo Serveo, consolidated as an equity-accounted company, to the main shareholder, Portobello Capital, for EUR 55 million, entailing a capital gain before taxes of EUR 33 million, reported in the income statement within the line item “Impairment and disposal of fixed assets” (Note 2.4).
On December 31, 2022, the Amey business in the United Kingdom, relating to full lifecycle engineering and infrastructure upkeep and maintenance services, was sold to a company controlled by funds managed by One Equity Partners, which completed the transaction in association with its shareholder Buckthorn Partners. The net consideration (equity value) received by Ferrovial was GBP 264.6 million (EUR 301.3 million), as per the final agreement reached on April, 17 2023, with no further applicable price adjustments. The net consideration was in the form of cash (GBP 112.8 million (EUR 128.5 million)) and a vendor loan note of GBP 151.8 million (EUR 172.8 million) to the buyer, arranged on the completion date, repayable over the coming five years and accruing 6% annual interest (increasing to 8% after year three). The capital gain generated totaled EUR 58.3 million and was accounted for under Profit/(loss) from discontinued operations in the income statement, which also included the transfer to the income statement of currency translation differences (EUR -155.6 million) and changes in the fair value of derivatives (EUR -15.4 million) accumulated in equity.
Previously, the business activity providing financial management services for PFI (Project Finance Initiative) project companies in the United Kingdom through the subsidiary Amey was sold for GBP 5 million in the first half of 2022, while Amey’s business area engaged in energy and water infrastructure maintenance was also sold (to British fund Rubicon) for a total price of GBP 20.3 million, including a deferred payment of GBP 18 million arranged through a loan to the buyer (Note 3.6.2). The impact on the income statement was immaterial.
1.1.5 Consolidation scope changes and other divestments of investees
There follows a description of the most significant movements in the consolidation scope in 2024, 2023 and 2022.
Airports
During 2024
Heathrow Airport Holdings divestment
Regarding the Heathrow Airport Holdings divestment, as disclosed in the December 31, 2023 Consolidated Financial Statements, on November 28, 2023, Ferrovial entered into a share purchase agreement with Ardian and the Public Investment Fund (PIF), pursuant to which Ferrovial agreed to sell its full stake (25% interest) in FGP Topco Limited.
At the 2023 year-end, the completion of the transaction was subject to the fulfillment of some shareholder tag-along rights and applicable regulatory conditions, and consequently, there was no certainty whether the transaction would be completed.
During 2024, the parties worked towards fulfilling the above-mentioned conditions, which led to a revised offer presented by Ardian and PIF on June 14 to acquire shares representing 37.62% of FGP Topco’s share capital for GBP 3,259 million, of which 19.75% would relate to Ferrovial’s stake, subject to fulfillment of some shareholders’ tag-along rights and applicable regulatory conditions. On July 25, 2024, following the expiry of the period to exercise the tag-along and pre-emption rights, no FGP Topco shareholder exercised either its tag-along or pre-emption rights.
On December 12, 2024, following satisfaction of applicable regulatory conditions, Ferrovial completed the sale of 19.75% of the share capital of FGP Topco Ltd., which is the direct shareholder of Heathrow Airports Holdings Limited (HAH), the owner of Heathrow Airport in London (UK), to Ardian and the Public Investment Fund (PIF), with a capital gain of EUR 2,023 million, reported in the income statement within the line item “Impairment and disposal of fixed assets” (Note 2.4) - the ownership interest in this company was valued at zero, due to the fact that losses generated in previous years brought equity attributable to Ferrovial below zero.
As a result, Ferrovial now holds 5.25% stake, which is recognized as a non-current financial asset at fair value through profit or loss (Note 3.6.), once concluded that according to IAS28 p.5-6, Ferrovial will no longer exercise significant influence in FGP Topco Ltd., despite having the right to nominate a board member together with other shareholders, as the group will have no participation in the policy-making processes of the asset, neither participation in decisions related to dividend distributions. The fair value of the remaining stake has been determined by referencing the selling price of the recently 19.75% stake divested in FGP Topco Ltd., generating an additional positive impact of EUR 547 million.
Finally, on January 26, 2025, Ferrovial announced that a binding agreement has been reached with Ardian for the sale of its entire remaining stake (5.25%) in FGP Topco Ltd. (Topco), parent company of Heathrow Airport Holdings Ltd., for c. GBP 455 million (current book value of the asset), which will be adjusted with an interest rate to be applied until closing (Note 6.11). The transaction is subject to complying with the right of first offer (ROFO) which may be exercised by Topco shareholders pursuant to the Shareholders’ Agreement and the Articles of Association of the company. Full completion of the acquisition under the agreement is also subject to the satisfaction of applicable regulatory conditions.
Vertiports divestment
On December 11, 2024, Ferrovial has completed the sale of its Vertiports business in United States, with a capital gain of EUR 2 million.
During 2023
There were no changes in the consolidation scope during 2023.
Toll roads
During 2024
Divestment of a 5% stake in IRB Infrastructure Developers
On June 11, Ferrovial, through its subsidiary Cintra, completed the sale of a 5% stake in the Indian company IRB Infrastructure Developers (IRB) for EUR 215 million excluding transaction costs (assuming a EUR/INR exchange rate of 89.3). The sale was carried out by placing 301.9 million shares with institutional investors on the National Stock Exchange (NBE) and the Bombay Stock Exchange (BSE). The shares in IRB were sold at an average price of 63.60 rupees, resulting in a capital gain before taxes of EUR 132 million, reported in the income statement on the line “Impairment and disposal of fixed assets” as disclosed in Note 2.4. Following the transaction, Ferrovial is still the second-largest shareholder, with a 19.86% stake and has the same representatives on the Board of Directors (two out of a total of eight members). Therefore, Ferrovial still exercises significant influence according to IAS 28 and this remaining ownership interest continues to be equity accounted.
Acquisition of 23.99% of IRB Private InvIT
On June 13, Ferrovial, through its subsidiary Cintra, acquired a 23.99% stake in IRB Infrastructure Trust (Private InvIT), a subsidiary of IRB Infrastructure Developers (IRB), in which Ferrovial holds a 19.86% ownership interest as previously mentioned. Private InvIT held a portfolio of 14 toll road concessions in India with a committed pipeline of one additional concession (Ganga Expressway Project "Ganga"). This investment was paid in cash, totaling EUR 652 million (considering an exchange rate of 90.21 EUR/INR).
Ferrovial acquired this stake from affiliates of GIC Private Limited, which prior to this transaction owned a 49% stake in the company. After the transaction, GIC’s affiliates retain a 25% stake in Private InvIT and IRB retains its current 51% stake. Considering the indirect ownership interest which Ferrovial holds through the 19.86% stake in IRB, Ferrovial retains a total stake in Private InvIT of 34.1%.
On December 20, Private InvIT raised unit capital by way of rights issued of Private InvIT units to IRB Infrastructure Developers (IRB) and GIC Affiliates. After the right issuance, Ferrovial acquired 23.99% of these rights issued, increasing its investment in Private InvIT by EUR 58 million (considering an exchange rate of 87.83 EUR/INR), and maintaining its stake in a 23.99%. On December 27, Private InvIT acquired 80.4% of Ganga, the above-mentioned additional concession. Whenever Private InvIT acquires the remaining 19.6% of Ganga, Ferrovial investment in Private InvIT is estimated to increase by EUR 18 million (considering an exchange rate of 89.2 EUR/INR - see Note 6.5).
As required by IFRS 10, the shareholder agreements and the other project contracts were analyzed, and the conclusion was drawn that the qualified majorities and veto rights set out in these agreements for the approval of most of the relevant decisions means that Ferrovial has significant influence over IRB Private InvIT. The 23.99% ownership interest is therefore consolidated through the equity method, as per IAS 28.
Regarding the purchase price allocation exercise, the difference between the net fair value of the identifiable assets and liabilities of Private InvIT and its carrying amount at the date of acquisition (EUR 300 million for Ferrovial’s stake) was fully allocated to the value of the toll concession rights, as the book value of the rest of net assets is not significantly different to their fair value. According to IAS 12, paragraph 66, the deferred tax liability resulting from this fair value adjustment to the intangible asset (EUR 90 million for Ferrovial’s stake) affects the goodwill implicit in the carrying amount of the investment.
In December 2024, the valuation was completed and the fair value of the net assets acquired is considered definitive.
Divestment of several roads and parking concessions
In October 2024, Ferrovial and Interogo Holding, via its infrastructure investment fund Inter Infrastructure Capital (IIC), created the company Umbrella Roads BV to manage Ferrovial’s stakes in several road and parking concessions in Spain, Scotland, Ireland and Canada.
Ferrovial transferred the 100% of the economic rights and still holds the majority of the voting rights (51%) in Umbrella Roads BV through its toll road division Cintra. After the analysis performed by the company of this transaction and the purchase share agreements, it has been concluded that Ferrovial has no control over these assets according to IFRS 10, p. 7 criteria, neither significant influence under IAS 28, which implies the recognition of a capital gain of EUR 19 million (EUR 100 million transaction price), reported in the income statement within the line item “Impairment and disposal of fixed assets” (Note 2.4). The partnership between Ferrovial and Interogo Holding could allow for further collaboration between the parties in future.
The transferred stakes include the M3 Eurolink and M4 Eurolink motorways in Ireland; the M8-M73-M74 motorway in Scotland; the 407 East Extension Phase 1 and 407 East Extension Phase 2 in Canada, and Serrano Park and Autovía de la Plata (A-66) in Spain. The assets operate under availability payment schemes or have limited traffic risk.
Anillo Vial Periférico Project
On April 4, 2024, the Private Investment Promotion Agency of Peru (Proinversión), a specialized technical agency attached to the Peruvian Ministry of Economy and Finance, awarded the Anillo Vial Periférico Project in Lima (Perú) to a consortium led by the toll roads subsidiary Cintra, which owns 35% of the consortium, together with Acciona and Sacyr, which own 32.5% each. The Anillo Vial Periférico Project is a 30-year concession contract that covers the financing, design, construction, operation and maintenance of an approximately 35 kilometers ring road in the metropolitan area of Lima. The project entails an expected investment of approximately USD 3.4 billion (approximately EUR 3.1 billion). This amount consists of the expected equity to be contributed by the consortium currently estimated at approximately USD 0.4-0.6 billion (of which USD 0.14-0.21 billion is expected to be invested by Cintra) as well as contributions from public funds by the Peruvian government and other financing sources.
During 2023
Azores toll road
Ferrovial, through its Toll Roads subsidiary, reached an agreement in June 2023 to sell 89.2% of the Azores toll road, in Portugal, to the infrastructure funds Horizon and RiverRock. The initial price of the transaction, which is in line with the company’s asset rotation strategy and was completed on December 28, 2023, was EUR 42.6 million (final price of EUR 43.4 million once adjusted for the ticking fees accrued as from the signing of the sale and purchase agreement).
The sale brought EUR 39 million before taxes in capital gains for Ferrovial (reported in the income statement under "Impairment and disposal of fixed assets"). Ferrovial will continue to provide technical services to the concession company for two years, which may be extended by mutual agreement.
Construction
During 2024 and 2023
There were no changes in the consolidation scope during 2024 and 2023.
Energy
During 2024
Ferrovial Energy US. LLC. acquires Misae Solar IV, LLC, a solar SPV project (257MW) in Leon County
On May 1, Ferrovial, through Ferrovial Energy US. LLC, acquired a 100% stake in Misae Solar IV, LLC, a solar SPV project (257MW) in Leon County, Texas, for an acquisition price of USD 14.3 million (EUR 13.8 million). The company will perform the design, construction and operation of the plant.
During 2023
There were no changes in the consolidation scope during 2023.
Other business
During 2024
As commented in Note 1.1.4., on June 28, Ferrovial completed the sale of its 24.78% stake in Grupo Serveo, consolidated as an equity-accounted company, to the main shareholder, Portobello Capital, for EUR 55 million. 15 million of the price was deferred (up to four years after the completion date, not accruing interest). The capital gain before taxes on the disposal is EUR 33 million, reported in the income statement within the line item “Impairment and disposal of fixed assets” (Note 2.4). According to the Spanish Tax law the 95% of the capital gain is not subject to taxes, being the effective tax rate 1.25%.
This 24.78% stake was acquired by Ferrovial in 2022 when the Services Infrastructure business in Spain was sold to Portobello. This transaction culminates Ferrovial’s divestment of the Services business in Spain as part of its strategy to focus on its core business — the development and operation of sustainable infrastructure. As a result of the transaction, Ferrovial is no longer a shareholder of Grupo Serveo and is no longer represented on its Board of Directors.